Exhibit 12.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section

906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Orbotech Ltd., a company organized under the laws of the State of Israel (the “Company”), for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer’s knowledge, that:

1.	the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

By:	/S/ YOCHAI RICHTER	By:	/S/ AMICHAI STEINBERG
	Yochai Richter Chief Executive Officer		Amichai Steinberg Corporate Vice President for Finance and Chief Financial Officer

Date: April 30, 2003		Date: April 30, 2003